Exhibit 10.7

                                    AGREEMENT


         AGREEMENT dated this 15th day of May, 2000 between IVP TECHNOLOGY COPRORATION, a Nevada corporation having an office at 54 Village Centre, Suite 300, Mississauga, Ontario L4Z 1V9 Canada (the "Company"), RAINBOW INVESTMENTS INTERNATIONAL LIMITED ("Rainbow"), a British Virgin Islands corporation having an address at c/o Rawlinson & Hunter Ltd., Woodbourne Hall, P.O. Box 3162, Road Town, Tortola, British Virgin Islands and Ruffa & Ruffa, P.C., a professional corporation organized pursuant to the laws of the State of New York and having an address at 150 East 58th Street, New York, New York10155 (the "Escrow Agent").


W I T N E S S E T H:

         WHEREAS, the Company requires funding in the amount of $200,000 to meet certain obligations; and

         WHEREAS, Rainbow has agreed to loan the Company $200,000 (the "Funds") in consideration of the issuance of a convertible promissory note in the principal amount of the Funds, the issuance of a warrant to purchase 100,000 shares of the Company's common stock and on the other terms and conditions set forth herein; and

         WHEREAS, Rainbow and the Company desire the Ruffa & Ruffa, P.C. hold the Funds and the promissory note and certificate evidencing the warrant and Ruffa & Ruffa, P.C. has agreed to serve as the escrow agent to hold said items in accordance with the provisions hereof.

         IN WITNESS WHEREOF, the parties, intending to be legally bound, hereby agree as follows:


1. LOAN AND ISSUANCE OF PROMISSORY NOTE. Rainbow hereby agrees to lend to the Company the sum of $200,000, which loan shall be evidenced and governed by the provisions of a convertible promissory note, the form of which is attached hereto as Exhibit A (the "Note").


2. ISSUANCE OF WARRANT. As a further inducement for Rainbow to loan the Company the Funds, the Company hereby agrees to issue in favor of Rainbow or its designees a warrant ("Warrant") to purchase up to 100,000 shares of common stock of the Company, par value $.001 per share ("Common Stock"), at an exercise price equal to eighty percent (80%) of the average closing bid price per share of Common Stock (as reported by the National Quotation Bureau, Inc.) during the ten
(10) trading days immediately prior to any such per exercise share at any time to and through May 15, 2001 all as more fully described and subject to the provisions of the Warrant, a copy of the form of which is attached hereto as Exhibit B.

3. DELIVERY OF FUNDS AND DOCUMENTS TO ESCROW AGENT; RELEASE FROM ESCROW. As soon as practicable after the date hereof but in no event later than two days after the execution hereof, (a) Rainbow shall wire transfer the sum of $200,000 (the "Funds") to Ruffa & Ruffa, P.C. as escrow agent (the "Escrow Agent") per the wire transfer instructions set forth in Schedule A hereto and (b) the Company shall deliver the executed Note and Warrant certificate (the Note and the Warrant certificate are herein referred to as the "Documents") to the Escrow Agent. At such time as the Escrow Agent receives the Funds and the Documents it shall thereupon cause the Funds to be released to the Company and the Documents to be delivered to Rainbow by overnight courier.


4. DUTIES AND OBLIGATIONS OF THE ESCROW AGENT.

         (a) The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent's duties are as a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct.

         (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

         (a) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which Rainbow and the Company or any affiliate thereof, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by Rainbow and the Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed by Rainbow and the Company, and agreed to in writing by the Escrow Agent.

         (b) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely, the Funds and the Documents then held in escrow and to distribute them in accordance with the provisions hereof or in accordance with a final judgment of a court of competent jurisdiction.

         (c) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.



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

         (d) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against.

         (e) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Funds and the Documents, it may do so by giving five (5) days written notice to the parties of its intention and thereafter delivering the Funds and the Documents to any other escrow agent mutually agreeable to Rainbow and the Company and, if no such escrow agent shall be selected within three days of the Escrow Agent's notification to Rainbow and the Company of its desire to so relinquish custody of the Funds and the Documents, then the Escrow Agent may do so by delivering them (a) to any bank or trust company in the Borough of Manhattan, City and State of New York, which is willing to act as escrow agent therefor in place and instead of the Escrow Agent, or (b) to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law within the State, County and City of New York. The fee of any such bank or trust company or court officer shall be borne equally by Rainbow and the Company. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Funds and the Documents and Rainbow and the Company shall promptly pay to the Escrow Agent, in equal proportion, all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below.

         (f) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to Rainbow or the Company, nor disqualify the Escrow Agent from acting on behalf of the Company or any other party in any dispute with Rainbow. Rainbow understands and acknowledges that the Escrow Agent has acted and will continue to act as counsel to the Company and other parties who are parties to transactions with the Company.

         (g) The reasonable out-of-pocket expenses paid or incurred by the Escrow Agent in the administration of its duties hereunder, including, but not limited to, all counsel and advisors' and agents' fees and all taxes or other governmental charges, if any, shall be paid equally by Rainbow and the Company.


5. INDEMNIFICATION. Rainbow and the Company, jointly and severally, hereby indemnify and hold the Escrow Agent, its employees, partners, members and representatives harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred, directly or indirectly, by the Escrow Agent and/or any such person, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, including, but not limited to, all legal costs and expenses of the Escrow Agent and any such person incurred defending itself against any claim or liability in connection with its performance hereunder and the costs of recovery of amounts pursuant to this
Section 5.


6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Rainbow as follows:



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

         (a) CORPORATE ORGANIZATION; ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns.

         (b) AUTHORIZATION, ETC. The Company has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of the Company has taken all action required by law, the Company's Articles of Incorporation, its By-Laws or otherwise to be taken by it to authorize the execution and delivery of this Agreement, the Note and the Warrant and the consummation of the transactions contemplated hereby and thereby, and this Agreement and the Note and the Warrant are valid and binding agreements and obligations of the Company enforceable in accordance with their respective terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief to which it may be subject and to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

         (c) NO VIOLATION. Neither the execution and delivery of this Agreement, the Note or the Warrant nor the consummation of the transactions contemplated hereby and thereby will violate any provision of the Articles of Incorporation or By-Laws of the Company, or violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of the Company under, any agreement or commitment to which the Company is a party or by which the Company is bound, or to which the property of the Company is subject, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.


7.  MISCELLANEOUS.

         (a) NOTICES. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iii) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the addresses set forth in the preamble hereof or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

         (b) GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of


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

Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         (c) COUNTERPARTS; FACSIMILE EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         (d) HEADINGS. The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

         (e) THIRD PARTIES. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

         (f) AMENDMENT AND MODIFICATION. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the Board of Directors of Rainbow, the Company and a duly authorized officer of R&R.

         (g) ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

         (g) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be construed to be only so broad as is enforceable.


                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGE TO FOLLOW

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         IN WITNESS  WHEREOF,  the parties have set their hands  hereunto on the date first above written.

                                    IVP TECHNOLOGY CORPORATION

                                    By:______________________________
                                            John Maxwell, President


                                    RAINBOW INVESTMENTS INTERNTAIONAL LIMITED

                                    By:________________________________
                                                              , President


                                    ESCROW AGENT:
                                    RUFFA & RUFFA, P.C.

                                    By:_______________________________________
                                            William P. Ruffa, President








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




                                   SCEHDULE A
                           WIRE TRANSFER INSTRUCTIONS

         Account Name:     Ruffa & Ruffa, P.C., attorney Escrow Account

         Bank Name:        HSBC Bank
                           919 Third Avenue
                           New York, New York 10022

         ABA Number:        021001088

         Account Number:   018 787223



















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                                    EXHIBIT A
                             FORM OF PROMISSORY NOTE






























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                                    EXHIBIT B
                                 FORM OF WARRANT



















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